UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 14, 2024

KINGSTONE COMPANIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-01665	36-2476480
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15 Joys Lane Kingston, New York	12401
(Address of principal executive offices)	(Zip code)

Registrant's telephone number, including area code (845) 802-7900

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	KINS	NASDAQ Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) Effective as of June 14, 2024, Thomas Newgarden was appointed a director of Kingstone Companies, Inc. (the “Company”).

Mr. Newgarden is an analytics driven insurance executive with over 30 years’ experience in the property and casualty personal lines insurance industry.  He played an instrumental role in the acquisition and rehabilitation of National General Insurance (formerly GMAC Insurance).  This included serving from 2010 to 2022 as Executive Vice President, Chief Underwriting Officer, Chief Product and Analytics Officer and Chief Business Development Officer, and President of National General Preferred, culminating in the successful sale of the company to Allstate Insurance.  Prior to National General, Mr. Newgarden was Vice President and Chief Underwriting Officer at Plymouth Rock Insurance from 2009 to 2011,Senior Vice President of Personal Lines at Safeco Insurance from 2008 to 2009 and Senior Vice President and Chief Underwriting Officer at AIG Private Client Group.  Since leaving Allstate in 2022, Mr. Newgarden has primarily worked as a consultant and advisor to insurance carriers and other insurance entities.  He received his B.A. degree in Economics from Binghamton University.

Item 7.01	Regulation FD Disclosure.

On June 18, 2024, the Company issued a press release (the “Press Release”) announcing the appointment of Mr. Newgarden to the Board of Directors of the Company.  A copy of the Press Release is furnished as Exhibit 99.1 hereto.

The information in the Press Release is being furnished, not filed, pursuant to this Item 7.01. Accordingly, the information in the Press Release will not be incorporated by reference into any registration statement filed by the Company under the Securities Act unless specifically identified therein as being incorporated therein by reference. The furnishing of the information in this Current Report on Form 8-K with respect to the Press Release is not intended to, and does not, constitute a determination or admission by the Company that the information in this Report with respect to the Press Release is material or complete, or that investors should consider this information before making an investment decision with respect to any security of the Company.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

	99.1	Press release, dated June 18, 2024, issued by Kingstone Companies, Inc.
	104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 18, 2024	By:	/s/ Meryl Golden
Meryl Golden
Chief Executive Officer